UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): September 3, 2006

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

      Delaware                        001-12000            13-3696015
(State or other jurisdiction         (Commission         (IRS Employer
  of incorporation)                  File Number)       Identification No.)

           468 North Camden Drive Suite 256(I) Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 860-5697

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

      Euroweb RE Corp.("ERC"), a wholly-owned subsidiary of Euroweb International Corp. (the "Company") has entered into a Memorandum of Understanding, dated September 3, 2006 (the "MOU"), with ISAN Holdings Ltd. ("ISAN"), an Israeli company and unaffiliated third party, based in Haifa, Israel. The MOU provides that ERC and ISAN will form a joint venture to advance that specific real estate development project entitled "Hayarkon Project", which involves the development of a high-end condo complex with six units, situated in Tel-Aviv, located nearby the U.S. embassy on the sea shore.(the "Project").

      The purpose of the joint venture is to engage purchase, finance, develop, market and sell the Project and the related real estate, pending successful acquisition of the subject real estate, which such purchase is currently being negotiated. The joint venture shall be owned in equal parts by ISAN and ERC. Upon its formation, the joint venture shall issue each of ISAN and ERC 50% of the joint venture's equity interests. The Board of Directors of the joint venture shall be initially comprised of two members, one to be appointed by ISAN and one to be appointed by ERC. ERC shall provide limited financing for the Project (subject to certain parameters as set forth in the MOU), which such financing is limited to the extent that ISAN is able to obtain a construction loan for the entire Project. The financing shall include (but shall not be limited to) the cost of the real estate of the Project and any improvements, cost of development and construction of the Project, fees of subcontractors of all kinds (including architects, contractors, sales and marketing personnel, appraisers, lawyers and accountants) and costs of any other consultants that may be engaged to work on the Project. ISAN shall be the manager of the Project and shall receive a management fee for direct costs associated with the Project only. In consideration for its management services including the supervising of the Project, the joint venture shall pay ISAN a total amount of US $396,000 divided into 24 equal monthly payments starting the first day of construction; provided, however, no other fee is or will be paid to ISAN for providing services in connection with the Project.

Item 9.01 Financial Statement and Exhibits

      Exhibit No.     Exhibit Description

      10.1            Memorandum of Understanding dated September 3, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        EUROWEB INTERNATIONAL CORP.


                                        By:    /s/ YOSSI ATTIA
                                           -------------------------------------
                                        Name:      Yossi Attia
                                        Title:     Chief Executive Officer

Date: September  7, 2006
      Beverly Hills, California